UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

February 10, 2026
Date of Report (Date of earliest event reported)

Upstart Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39797	46-4332431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 S. Delaware Street, Suite 410
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(833) 212-2461
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         ☐

Item 2.02 Results of Operations and Financial Condition.

On February 10, 2026, Upstart Holdings, Inc. (“Upstart”) reported financial results for the fiscal quarter and full fiscal year ended December 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by Upstart regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Upstart is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Upstart Holdings, Inc. dated February 10, 2026
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstart Holdings, Inc.
Dated: February 10, 2026	By:	/s/ Sanjay Datta
Sanjay Datta
Chief Financial Officer